                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 15, 2003
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1997-Bellsouth-1 Trust.


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                333-100485-03             13-7153355
(State or Other Jurisdiction    (Commission File       (I.R.S. Employer
     of Incorporation)             Number)            Identification No.)


745 7th Avenue
New York, New York                                           10019
(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On January 15, 2003, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997-Bellsouth-1 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as
Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 15, 2003.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2003


Lehman ABS Corporation

                                            By: /s/ Rene Canezin
                                                -------------------------------
                                            Name: Rene Canezin
                                            Title: Senior Vice President

                                            EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
   99.1             Trustee's Distribution Statement to the Certificate Holders
                    for the six-month period ending January 15, 2003